UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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[  ]  Soliciting Material Pursuant to §240.14a-12

Eagle Capital Appreciation Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EAGLE CAPITAL APPRECIATION FUND

880 Carillon Parkway
St. Petersburg, Florida 33716
April 10, 2013

Dear Shareholders:

You are being asked to vote on two proposals related to the Eagle Capital Appreciation Fund (the “Fund”) at a Special Meeting of Shareholders (“Meeting”) of the Fund, to be held at 880 Carillon Parkway, St. Petersburg, Florida 33716 on June 3, 2013, at 10 a.m. Eastern Time.  The enclosed documents explain each proposal.

As discussed in more detail in the enclosed Proxy Statement, you are being asked to elect a new trustee to the Board.  The nominee, who is not an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, currently serves as an Independent Trustee on the boards of the other mutual funds in the Eagle Family of Funds.  Therefore, if elected, the nominee would serve on the Board as an “Independent Trustee.”

In addition, you are being asked to approve a new subadvisory agreement.  The Fund’s investment adviser, Eagle Asset Management, Inc. (“Eagle”), has recommended, and the Fund’s Board of Trustees (“Board”) has approved, a new subadvisory agreement between Eagle and ClariVest Asset Management LLC (“ClariVest”) with respect to the Fund (“ClariVest Agreement”).  If the ClariVest Agreement is approved by shareholders, ClariVest will replace Goldman Sachs Asset Management L.P. (“GSAM”) as the Fund’s subadviser.  The services that ClariVest will provide to the Fund under the ClariVest Agreement are the same as the services currently provided by GSAM.  The other terms of the ClariVest Agreement and Eagle’s current subadvisory agreement with GSAM also are the same, other than the subadvisory fee rate and the effective date.  The subadvisory fee rate that Eagle will pay to ClariVest under the ClariVest Agreement is higher than the subadvisory fee rate that Eagle currently pays to GSAM.  However, the advisory fee rate paid by the Fund will not change and there will be no corresponding increase in the expenses paid by shareholders.

The Fund’s Board has unanimously approved the proposals and recommends that you vote FOR the proposals described in the Proxy Statement.

We encourage you to read the attached Proxy Statement in full.  Following this letter are questions and answers regarding this proxy solicitation.  The information is designed to help you cast your vote as a shareholder of the Fund, and is being provided as a supplement to, and not a substitute for, your proxy materials.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for the Fund are enclosed.  Please read them carefully.  If you are unable to attend the Meeting in person, we urge you to sign, date, and return the proxy card (or vote by Internet or telephone) so that your shares may be voted in accordance with your instructions.  Voting your shares in a timely manner helps the Fund avoid additional costs.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

Sincerely yours,

Richard J. Rossi
President

2

EAGLE CAPITAL APPRECIATION FUND

880 Carillon Parkway, St. Petersburg, Florida 33716

(800) 421-4184
___________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

April 10, 2013

___________________________________

To the Shareholders:

A Special Meeting of Shareholders (“Meeting”) of Eagle Capital Appreciation Fund (the “Fund”) will be held at the offices of Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716 on June 3, 2013, at 10 a.m. Eastern Time.  The Meeting is being held for the following purposes:

(1)	To elect a Trustee to the Fund’s Board of Trustees;

(2)	To approve the subadvisory agreement between Eagle and ClariVest Asset Management LLC (“ClariVest”); and

(3)	To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on April 5, 2013.  If you attend the Meeting, you may vote your shares in person.  Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

(1)
Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

(2)
Telephone: Have your proxy card available. You may vote by telephone by calling the toll-free number on your proxy card. Enter the control number on the proxy card and follow the instructions provided. (A confirmation of your telephone vote will be mailed to you.); or

(3)	Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 3, 2013 or Any Adjournment Thereof. This Notice and the Proxy Statement are available on the Internet at www.eagleasset.com/prospectus.htm. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees,

Daniel R. Dzibinski
Secretary
  Eagle Capital Appreciation Fund

Dated:  April 10, 2013
St. Petersburg, Florida

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.   TO AVOID THE NEED FOR FOLLOW-UP MAIL AND TELEPHONE SOLICITATION, PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that you vote even if your account was closed after the April 5, 2013, Record Date.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you sign, date and return the proxy card but give no instructions, your shares will be voted “FOR” the Proposals described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.

Alternatively, you may vote your proxy on the Internet or by telephone in accordance with the instructions on the enclosed proxy card.  Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

Only one proxy statement will be sent to two or more shareholders who share an address, unless such a shareholder writes or calls 880 Carillon Parkway, St. Petersburg, Florida 33716; (800) 421-4184.

Notice to Corporations and Partnerships: Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy card(s) will not be voted.

3

EAGLE CAPITAL APPRECIATION FUND

Important Information to Help You Understand
and Vote on the Proposals

Please read the information in the proxy statement that follows the questions and answers below.  We appreciate you placing your trust in the Eagle Funds and look forward to helping you achieve your financial goals.

Why am I receiving this proxy statement?

This proxy statement seeks your approval as a shareholder of the Eagle Capital Appreciation Fund (the “Fund”) regarding the election of a new Trustee and a proposed new subadvisory agreement.  On April 5, 2013, you owned shares of the Fund and, as a result, have a right to vote on these proposals.

What proposals am I being asked to vote on?

You are being asked to vote on two proposals.  First, you are being asked to elect a new Trustee to the Fund’s Board of Trustees (the “Board”).  Second, you are being asked to vote on the approval of a new subadvisory agreement between Eagle Asset Management, Inc. (“Eagle”), the Fund’s adviser, and ClariVest Asset Management LLC (“ClariVest”), a proposed new subadviser to the Fund.  The proxy statement describes each proposal in detail.

Why am I being asked to elect a Trustee?

The Fund is governed by a Board of Trustees.  The Board is recommending that shareholders of the Fund elect a new Trustee, who is not an “interested person of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), to the Board (“Nominee”).  Therefore, if elected, the Nominee would serve on the Board as an “Independent Trustee” under the 1940 Act, which is one of the federal securities laws governing the Fund.  The Nominee currently serves as a Trustee on the boards of the other mutual funds in the Eagle Family of Funds.

What role does the Board play?

The Trustees serve as your representatives.  They are fiduciaries and have an obligation to serve the best interests of shareholders.  The Trustees review the Fund’s performance, oversee the Fund’s activities and review contractual arrangements with companies that provide services to the Fund.

Do Trustees receive compensation for their services?

Each Independent Trustee receives compensation for his or her service on the Board.  The proxy statement provides details about each nominee and compensation to be paid to each current Independent Trustee.

Why do shareholders need to approve the new subadvisory agreement?

The federal securities laws require that Fund shareholders approve the Fund’s subadvisory agreement(s) and any amendments thereto.  The Fund and Eagle have received an order from the SEC generally exempting the Fund from this requirement (the “SEC Order”).  The SEC Order permits Eagle to enter into new or modified subadvisory agreements with respect to the Fund without the approval of Fund shareholders, subject to the approval of the Fund’s Board and certain other conditions.   The SEC Order does not apply with respect to agreements with subadvisers that are affiliated person of Eagle or the Fund.

At a meeting held on February 13, 2013, Eagle recommended, and the Board approved, a proposed new subadvisory agreement between Eagle and ClariVest (“ClariVest Agreement”).  In December 2012, Eagle acquired a 45% ownership interest in ClariVest.  As a result of this acquisition, ClariVest became an affiliated person of the Fund and Eagle.  The Fund is required to obtain shareholder approval of the ClariVest Agreement because the SEC Order does not apply with respect to affiliated subadvisers.

Why is a new subadviser proposed?

The Fund is currently subadvised by Goldman Sachs Asset Management L.P. (“GSAM”) under the terms of a subadvisory agreement between Eagle and GSAM (the “GSAM Agreement”).  The Board, including the Independent Trustees as defined in the 1940 Act, met in person on November 16, 2012, to consider the termination of the GSAM Agreement and on February 13, 2013, to consider the approval of the ClariVest Agreement. In connection with its consideration of the termination of the GSAM Agreement and the approval of the ClariVest Agreement, the Board reviewed the Fund’s performance and personnel turnover at GSAM.  The Board considered that, like GSAM, ClariVest employs a fundamental, research-driven investment process to manage U.S. equity growth portfolios. The Board also considered that ClariVest’s investment strategy is based upon systematic analysis of fundamental and technical factors, driven by a quantitative process.  The Trustees noted that ClariVest would be likely to provide the Fund with a more diverse portfolio that has less exposure to sector and individual stock risk.  The Board also considered that ClariVest has a favorable performance record, which has generally been strong, and in most periods has exceeded relevant benchmarks and comparable peer groups.

Are there differences between the subadvisory agreements for GSAM and ClariVest?

The services that ClariVest will provide to the Fund under the ClariVest Agreement are the same as the services currently provided by GSAM.  The other terms of the ClariVest Agreement and the GSAM Agreement also are the same, other than the subadvisory fee rate and the effective date.  The subadvisory fee rate that Eagle will pay to ClariVest under the ClariVest Agreement is

2

higher than the subadvisory fee rate that Eagle currently pays to GSAM.  However, the advisory fee rate paid by the Fund will not change and there will be no corresponding increase in the expenses paid by shareholders.

Who is paying for my shareholder meeting and proxy statement?

The Fund will bear the costs, fees and expenses incurred in connection with the proxy statement.

What is the required vote?

The proposal to elect a new Trustee to the Board requires the affirmative vote of a plurality of the shares voted at the Special Meeting in person or by proxy.  The proposal to approve the ClariVest Agreement requires approval by the lesser of (a) the vote of 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding voting securities of the Fund.

What happens if the shareholders do not elect the new Trustee?

If the Fund’s shareholders do not elect the new Trustee to the Board, the Nominee will be unable to serve as a Trustee of the Fund.

What happens if shareholders do not approve the ClariVest Agreement?

If the Fund’s shareholders do not approve the ClariVest Agreement, ClariVest would not be able to serve as the subadviser to the Fund and the Fund would be managed directly by Eagle.  In this event, the Board may consider other appropriate action.

How does the Board suggest I vote in connection with the proposals?

After careful consideration, the Board unanimously recommends that you vote FOR the approval of the proposals.

How do I vote my shares?

You can vote in any of the following ways:

Internet:	Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

Telephone:
Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided (A confirmation of your telephone vote will be mailed to you.); or

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Mail:	Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

How do I sign the proxy card?

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

When and where will the Special Meeting be held?

The Special Meeting will be held at 880 Carillon Parkway, St. Petersburg, Florida 33716 on June 3, 2013, at 10 a.m. Eastern Time, and any adjournment or postponement will be held at the same location.  If you plan to attend the Special Meeting in person, please call toll-free at 1-800-421-4184.

Whom should I call for more information about the proxy statement?

For more information regarding the proxy statement of the Special Meeting, please call toll-free 1-800-421-4184.

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EAGLE CAPITAL APPRECIATION FUND

880 Carillon Parkway, St. Petersburg, Florida 33716

(800) 421-4184
______________________________

PROXY STATEMENT
______________________________

Special Meeting of Shareholders
April 10, 2013

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of Eagle Capital Appreciation Fund (the “Fund”) in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof (“Meeting”) to be held on June 3, 2013, at 10 a.m. Eastern Time at the offices of Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716.  It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about March 15, 2013.  As more fully described in this Proxy Statement, the purpose of the Meeting is to consider the following matters:

(1)	To elect a Trustee to the Fund’s Board of Trustees;

(2)	To approve the subadvisory agreement between Eagle and ClariVest Asset Management LLC (“ClariVest”); and

(3)	To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

OVERVIEW

Proposal 1:  You are being asked to elect a new trustee, Lincoln Kinnicutt (“Nominee”), who is not an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), to the Fund’s Board of Trustees (“Board”).  Therefore, if elected, the Nominee would serve on the Board as an “Independent Trustee.”  The Board is unanimously recommending that you approve the election of the Nominee.  The Nominee also serves as an Independent Trustee on the boards of the other mutual funds in the Eagle Family of Funds.

Proposal 2:  Eagle has recommended, and the Board has approved, a new subadvisory agreement between Eagle and ClariVest with respect to the Fund (“ClariVest Agreement”).  The Board is unanimously recommending that you approve the ClariVest Agreement.  If the ClariVest Agreement is approved by shareholders, ClariVest will replace Goldman Sachs Asset

Management L.P. (“GSAM”) as the Fund’s subadviser.  The services that ClariVest will provide to the Fund under the ClariVest Agreement are the same as the services currently provided by GSAM.  The other terms of the ClariVest Agreement and Eagle’s current subadvisory agreement with GSAM also are the same, other than the subadvisory fee rate and the effective date.  The subadvisory fee rate that Eagle will pay to ClariVest under the ClariVest Agreement is higher than the subadvisory fee rate that Eagle currently pays to GSAM.  However, the advisory fee rate paid by the Fund will not change and there will be no corresponding increase in the expenses paid by shareholders.

VOTING INFORMATION

If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy.  A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted “FOR” Proposals (1) and (2) (the “Proposals”) and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on April 5, 2013, has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (“Record Date”).  As of the Record Date, the Fund had 9,645,926.888 shares outstanding.  Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes.  Exhibit A lists the control persons and principal shareholders of the Fund.

Quorum and Adjournment:  The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of the Fund’s outstanding shares is required for a quorum for the Proposals.  In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments.  In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies required to be voted against such item “AGAINST” such an adjournment.  A shareholder vote may be taken on the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote:  The election of a new Trustee to the Board requires a plurality of the shares voted in person or by proxy.

Approval of the ClariVest Agreement requires the approval by the lesser of (a) the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding voting securities of the Fund (referred to herein as a “1940 Act Majority”).

The most recent Annual and Semi-Annual Reports for the Fund, including financial statements, previously have been furnished to shareholders.  If you would like to receive additional copies of these reports free of charge, please write to the Eagle Mutual Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716 or call toll-free at 1-800-421-4184.  The reports also are available on the Fund’s website at www.eagleasset.com and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.
____________________________________

PROPOSAL 1: ELECTION OF A TRUSTEE FOR THE TRUST
___________________________________

Proposal 1 relates to the election of a new Trustee to the Fund’s Board.  At a meeting held on February 13, 2013, the Independent Trustees nominated Lincoln Kinnicutt for election as a Trustee, to hold office for life until he is removed, resigns or retires.  In recommending the election of Mr. Kinnicutt, the Independent Trustees considered that the Nominee serves as an Independent Trustee on the boards of the other mutual funds in the Eagle Family of Funds.  The Independent Trustees also considered the Nominee’s background, education, experience, capabilities and integrity, commitment to upholding his fiduciary duties, diverse skill set and characteristics, and factors regarding the composition of the Board.

The persons named as proxies on the enclosed proxy card will vote “FOR” the election of the Nominee unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for the Nominee.  The Nominee has indicated a willingness to serve if elected.  If the Nominee should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  Management has no reason to believe that the Nominee will be unavailable for election.

INFORMATION CONCERNING THE NOMINEE AND THE TRUSTEES

The following table lists, with respect to the Nominee and the Trustees of the Fund, their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), Eagle Fund Distributors, Inc. (“Distributor”) or Eagle, the length of service to the Fund, and the position, if any, they hold on the board of trustees/directors of companies other than the Fund.  The Nominee currently serves as an Independent Trustee on the boards of the Eagle Series Trust and the Eagle Growth & Income Fund.  In this capacity, Mr. Kinnicutt oversees 10 Eagle mutual funds.  Each of the Fund’s other Trustees also serves as a Trustee on the boards of the Eagle Series Trust and the Eagle Growth & Income Fund.  In this capacity, each of the other Trustees currently oversees 11 Eagle mutual funds, including the Fund.  Information concerning the Officers of the Fund is included in Exhibit B.  The principal address of each Trustee and Officer is P.O. Box 33022, St. Petersburg, Florida 33733-8022.

Independent Nominee

Name and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held During the Past Five Years
Lincoln Kinnicutt Year of Birth: 1944	N/A	N/A	Retired since 2002; Managing Director, Goldman Sachs 1997-2002	10	N/A
* The “Fund Complex” is comprised of the Fund, the Eagle Growth & Income Fund and the funds that comprise the Eagle Series Trust.

Independent Trustees

Name and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held During the Past Five Years
Keith B. Jarrett, PhD Year of Birth: 1948	Trustee	Since 2005	Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	11	Safeguard Scientific, Inc.
William J. Meurer Year of Birth: 1943	Trustee	Since 2003	Private investor and financial consultant since 2000	11	Sykes Enterprises, Inc. (technical support company); Walter Investment Mgmt. Corp.

James L. Pappas, PhD Year of Birth: 1943	Trustee and Chairman of the Board of Trustees	Trustee since 1989; Chairman of the Board of Trustees since 2012	Private investor; Lykes Professor of Banking and Finance at University of South Florida 1986 - 2006; President, Graduate School of Banking, at the University of Wisconsin 1995 - 2005	11	Walter Investment Mgmt. Corp.
Deborah L. Talbot, PhD Year of Birth: 1950	Trustee	Since 2002	Independent Consultant; Director, ethiKids, Inc. (child development) 2009-2010; Founder and Board Member, Creative Tampa Bay (community networking) since 2003; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	11	N/A
* The “Fund Complex” is comprised of the Fund, the Eagle Growth & Income Fund and the funds that comprise the Eagle Series Trust.

Interested Trustee

Name and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships Held During the Past Five Years
J. Cooper Abbott** Year of Birth: 1969	Trustee	Since 2012	Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Senior Vice President, Institutional Sales of Eagle 2007-2009; Director of Asset Management Services since 2005	11	N/A
* The “Fund Complex” is comprised of the Fund, the Eagle Growth & Income Fund and the funds that comprise the Eagle Series Trust.

** Mr. Abbott is an “interested” person of the Fund as that term is defined by the 1940 Act.  Mr. Abbott is affiliated with the Fund’s Distributor, Adviser (Eagle Asset Management, Inc.) and the sole shareholder of the Adviser (RJF).

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to the Nominee and other Trustees, the following provides further information about the qualifications and experience of the Nominee and the other Trustees.

Nominee

Mr. Kinnicutt has extensive financial experience as Managing Director of Goldman Sachs (“Goldman”), a global investment banking and securities firm and multiple years of service as a Trustee of the other funds in the Eagle Family of Funds.  Previously, Mr. Kinnicutt served as Senior Vice President at an investment management company owned by Raymond James Financial, Inc. (“RFJ”), which was sold by RJF and subsequently became a division of Goldman.  Mr. Kinnicut was responsible for establishing and growing the firm’s institutional business and developing corporate and marketing strategies.  Mr. Kinnicutt holds a Bachelor of Arts from Harvard College and a Masters in Business Administration from Harvard Graduate School of Business Administration.

Current Trustees

J. Cooper Abbott: Mr. Abbott has extensive experience in the investment management business, including as Co-Chief Operating Officer of Eagle.  In addition, he acquired specialized knowledge of investment management matters while serving as Director of Asset Management Services of RJF and Senior Vice President of Institutional Sales of Eagle.

Keith B. Jarrett:  Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.

William J. Meurer:  Mr. Meurer has extensive financial and organizational management experience as a managing partner with a large public accounting firm, service as a director of numerous private companies, service as a trustee of a hospital and multiple years of service as a Trustee.

James L. Pappas:  Dr. Pappas has extensive financial experience as a professor of banking, economics and finance at public universities, President of a graduate school of banking and multiple years of service as a Trustee.

Deborah L. Talbot:  Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of two private universities, director of community development organizations and multiple years of service as a Trustee.

Board Duties and Board Structure

The Fund is governed by the Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Fund.  The Trustees who serve on the Fund’s board also serve on the boards of the Eagle Growth & Income Fund and Eagle Series Trust and its respective funds.  The Board’s responsibilities include the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Fund.  The Board oversees the Fund’s officers and service providers, including Eagle, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Eagle personnel, and the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board.  The Board also is assisted by the Fund’s independent auditor (who reports directly to the Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund.  Eagle, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Fund.  In addition, under the general oversight of the Board, Eagle and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, Eagle, as manager of the Fund, oversees and regularly monitors the investments, operations and compliance of the Fund’s subadviser.

The Board also oversees risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons.  The Fund’s CCO and senior officers of Eagle regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from Eagle and the Fund’s subadviser with respect to the Fund’s investments.  In addition to regular reports from Eagle, the Board also receives reports regarding other service providers to the Fund, either directly or through Eagle or the Fund’s CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Eagle and the Fund’s subadviser in connection with the Board’s consideration of the renewal of: (1) the Fund’s agreements with Eagle and its subadviser; and (2) the Fund’s distribution plans under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Audit Committee on Fund valuation matters.  In addition, the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Independent Trustees constitute more than three-quarters of the Board.  In addition, the Chairman of the Board is an Independent Trustee.  The Chairman presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and Fund management and enhances the independent oversight of the Fund.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees.  The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee.  For example, the Audit Committee is responsible for specific matters related to oversight of the Fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board.  The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chairman and Board committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to effectively oversee the Fund.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.  The Independent Trustees may hold special meetings, as needed, either in person or by telephone.  The Board met 4 times during the Fund’s fiscal year ended October 31, 2012.

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund’s Board or an individual Trustee in writing, c/o the Secretary of the Eagle Capital Appreciation Fund, 880 Carillon Parkway St. Petersburg, Florida 33716. The Secretary may determine not to forward any letter to the Board or a Trustee that does not relate to the business of the Fund.

Board Committees

The Fund has an Audit Committee, consisting of Messrs. Jarrett, Meurer and Pappas.  The members of the Audit Committee are not “interested” persons of the Fund (as defined in the 1940 Act).  Mr. Meurer, an Independent Trustee, serves as Chairman of the Audit Committee and is the Fund’s designated Audit Committee Financial Expert, as determined by the Board.  The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Fund’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements.  The Audit Committee met five times during the most recent fiscal year. The Audit Committee has a charter, which is attached to this proxy statement as Exhibit C.

The Fund also has a Compliance Committee, consisting of Dr. Talbot, who is an Independent Trustee.  Dr. Talbot serves as Chairman of the Compliance Committee.  The Compliance Committee met four times during the last fiscal year.  The primary responsibilities of the Compliance Committee are: to oversee the Fund’s compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the Fund’s compliance policies and procedures.

The Fund also has a Nominating Committee, consisting of Messrs. Jarrett, Meurer, Pappas, and Dr. Talbot, each of whom is an Independent Trustee.  The Nominating Committee did not meet during the most recent fiscal year.  The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates.  In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board.  The Nominating Committee also considers potential candidates for nomination identified by one or more shareholders of the Fund.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at 880 Carillon Parkway, St. Petersburg, Florida 33716.  In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, including the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee considers candidates based on their education, experience, integrity, commitment to upholding their duties, and the extent to which they possess diverse skill sets and characteristics.  The Nominating Committee has a charter, which is attached to this Proxy Statement as Exhibit D.

The Fund also has a Qualified Legal Compliance Committee, consisting of Messrs. Jarrett, Meurer and Pappas and Dr. Talbot, each of whom is an Independent Trustee.  The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.  The primary responsibility of the Fund’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the Fund or by any officer, director, employee, or agent of the Fund.

Nominee and Trustee Ownership of Shares of the Fund

The following table shows the amount of equity securities in the Fund and the Eagle Family of Funds owned by the Trustees as of December 31, 2012:

	Interested Trustee	Independent Trustees				Independent Nominee
	J. Cooper Abbott	Keith Jarrett	William J. Meurer	James L. Pappas	Deborah L. Talbot	Lincoln Kinnicutt
Eagle Capital Appreciation Fund	$1 - $10,000	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
Aggregate Dollar Range of Securities in Eagle Family of Funds	$50,001 - $100,000	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

No Trustee or the Nominee transacted in securities of an adviser to the Fund in excess of one percent of the outstanding securities of any class within the last fiscal year.

Compensation

As of January 1, 2013, each Trustee of the Eagle Family of Funds who is not an employee of Eagle or its affiliates receives an annual fee of $40,000 and an additional fee of $4,500 for each combined quarterly meeting of the Eagle Family of Funds attended.  Mr. Kinnicutt receives an annual fee of $36,000 and an additional fee of $4,050 for each combined quarterly meeting of the Eagle Family of Funds attended.  In addition, each Audit Committee and Compliance Committee member receives $1,000 per meeting (in person or telephonic), which is allocated among each Eagle Mutual Fund on a pro rata basis, except when directly attributable to a fund.  Mr. Kinnicutt receives $900 per meeting of the Audit Committee and Compliance Committee for the Eagle Growth & Income Fund and Eagle Series Trust.  The Independent Chairman receives an annual retainer of $25,000, the Audit Committee Chairperson receives an annual retainer of $12,000, and the Compliance Committee Chairperson receives an annual retainer of $10,000. Trustees’ fees and expenses are paid equally by each portfolio in the Eagle Family of Funds. If Mr. Kinnicutt is elected to the Fund’s Board, he will receive the same compensation as the other Independent Trustees.

Because Eagle and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees.  Except for the CCO, no officer, director or employee of Eagle receives any compensation from the Fund for acting as a director or officer.  The following table shows the compensation earned by each Trustee from the Fund and Eagle Family of Funds during the fiscal year ended October 31, 2012:

Nominee or Trustee Name	Eagle Capital Appreciation Fund	Total Compensation from the Fund and the Eagle Family of Funds(a)
Independent Nominee:
Lincoln Kinnicutt	N/A	$49,826.40
Independent Trustees:
Keith Jarrett	$6,784.72	$57,500.00
William J. Meurer	$7,965.28	$67,500.00
James L. Pappas	$9,263.89	$78,250.00
Deborah L. Talbot	$7,618.06	$64,500.00
Interested Trustee:
J. Cooper Abbott	$0	$0

(a)
The Eagle Family of Funds, as of October 31, 2012, consisted of three separate registered investment companies, which included Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, and 8 portfolios of those companies.  As of the date of this proxy statement, the Eagle Family of Funds is comprised of 11 portfolios.

No Trustee will receive any benefits upon retirement.  Thus, no pension or retirement benefits have accrued as part of the Fund’s expenses.

REQUIRED VOTE

The proposal to elect a new Trustee to the Board requires the affirmative vote of a plurality of the shares voted at the Special Meeting in person or by proxy.
___________________________

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL
____________________________

____________________________

PROPOSAL 2: APPROVE SUBADVISORY AGREEMENT
____________________________

Introduction

The federal securities laws require that Fund shareholders approve the Fund’s subadvisory agreement(s) and any amendments thereto.  The Fund and Eagle have received an order from the SEC generally exempting the Fund from this requirement (the “SEC Order”).  The SEC Order permits Eagle to enter into new or modified subadvisory agreements with respect to the Fund without the approval of Fund shareholders, subject to the approval of the Board and certain other conditions.   The SEC Order does not apply with respect to agreements with subadvisers that are affiliated persons of Eagle or the Fund.

GSAM currently serves as the Fund’s subadviser under the terms of a Subadvisory Agreement between Eagle and GSAM (the “GSAM Agreement”) dated November 1, 2008.  The Fund’s GSAM Agreement was last approved by shareholders at a special meeting held on November 6, 2006.  The Board subsequently approved an amendment to the agreement on November 1, 2008.  The GSAM Agreement was last approved by the Board at a meeting held on August 17, 2012.

The Board, including the Independent Trustees, met in person on November 16, 2012, to consider the termination of the GSAM Agreement and on February 13, 2013, to consider the approval of the ClariVest Agreement. In December 2012, Eagle acquired a 45% ownership interest in ClariVest.  As a result of this acquisition, ClariVest became an affiliated person of the Fund and Eagle.  The Fund is required to obtain shareholder approval of the ClariVest Agreement because the SEC Order does not apply with respect to affiliated subadvisers.  A form of the ClariVest Agreement is included in Exhibit E.

In connection with its consideration of the termination of the GSAM Agreement and the approval of the ClariVest Agreement, the Board reviewed the Fund’s performance and personnel turnover at GSAM.  The Board considered that, like GSAM, ClariVest employs a fundamental, research-driven investment process to manage U.S. equity growth portfolios.  The Board also considered that ClariVest’s investment strategy is based upon systematic bottom-up analysis of fundamental and technical factors, driven by a quantitative process.  The Trustees noted that ClariVest’s investment process involves the use of a stock-profiling model.  They also noted that ClariVest profiles each stock in its investable universe to evaluate a company through an examination of factors including earnings growth, valuation, cash generation, management behavior, market feedback and competitive environment.  After the initial profiling, ClariVest composes a portfolio designed to maximize its exposure to companies that reflect the firm’s investment philosophy while controlling portfolio risk, which then is reviewed by ClariVest’s portfolio managers and analysts.  The Board considered that, as a result of ClariVest’s investment strategy, ClariVest would be likely to provide the Fund with a more diverse portfolio that has less exposure to sector and individual stock risk.  The Board also considered that

ClariVest has a favorable performance record, which has generally been strong, and in most periods has exceeded relevant benchmarks and comparable peer groups.

Comparison of the GSAM Agreement and ClariVest Agreement

The terms of the GSAM Agreement and ClariVest Agreement are the same, other than the subadvisory fee rate and the effective date.  The material terms and differences are discussed below.

Fees.  Under the ClariVest Agreement, Eagle will be responsible for paying a subadvisory fee to ClariVest.  The gross subadvisory fee rate that Eagle will pay to ClariVest is higher than the subadvisory fee rate under the GSAM Agreement.  The advisory fee that the Fund pays to Eagle will not change and there will be no corresponding increase in the expenses paid by shareholders.

For the fiscal year ended October 31, 2012, Eagle paid GSAM advisory fees equal to $812,529. Under the ClariVest Agreement, Eagle will pay ClariVest an annual subadvisory fee equal to 0.55% of the Fund’s average daily net assets.  Under certain other agreements related to Eagle’s minority ownership of ClariVest, ClariVest will make payments to Eagle as a percentage of revenue and profits for services such as marketing and backoffice support. Again, there will be no increase in the expenses paid by shareholders as any increase in subadvisory fees will be borne by Eagle.

Services.  Under the ClariVest Agreement, ClariVest will be responsible for making investment decisions and placing orders for the purchase and sale of Fund portfolio securities, subject to the supervision by Eagle and the Board.  ClariVest also will provide portfolio managers for the Fund and compliance reports to Eagle and the Board, as required under the ClariVest Agreement.  GSAM provides the same services under the GSAM Agreement.

Liability.  Under the ClariVest Agreement, ClariVest will not be subject to any liability to Eagle, the Fund or the Trustees, officers or shareholders for its acts or omissions unless ClariVest acts with willful misfeasance, gross negligence or reckless disregard or in bad faith.  This is the same provision that is included in the GSAM Agreement.

Amendments.  Like the GSAM Agreement, the ClariVest Agreement includes a provision that requires shareholders to approve material amendments to the ClariVest Agreement to the extent required by the 1940 Act.

Termination.  The ClariVest Agreement, if approved by shareholders, will terminate after two years from its initial effectiveness unless its continuance is specifically approved by a majority of the Independent Trustees.  The ClariVest Agreement also will terminate automatically in the event of its assignment as defined in the 1940 Act.  The same termination provisions are included in the GSAM Agreement.

Board Approval of ClariVest Agreement

The Board, including the Independent Trustees, met in person on November 16, 2012, to consider the termination of the GSAM Agreement and on February 13, 2013, to consider the approval of the ClariVest Agreement. At both meetings, the Independent Trustees were advised by counsel that is experienced in 1940 Act matters.  The Board reviewed materials furnished by Eagle and ClariVest, including responses to certain questions relating to the management of the Fund, the advisory services to be provided by ClariVest, ClariVest’s personnel and compliance program and records, the performance of a composite of comparable accounts managed by ClariVest (“Comparable Accounts”) as compared to appropriate benchmarks; the proposed subadvisory fee rate; the anticipated effect of growth and size on the Fund’s expenses; benefits to be realized by ClariVest, Eagle and their affiliates; and the estimated profitability and losses to ClariVest and Eagle under the Agreement.

At their meeting on November 16, 2012, the Board received a presentation by the Fund’s proposed portfolio managers addressing ClariVest’s investment philosophy, investment strategy, personnel and operations as they relate to the Fund.  The Board posed questions to the portfolio managers regarding certain key aspects of the materials submitted in support of the approval of the Agreement.  In connection with their evaluation of the ClariVest Agreement, the Board considered, among other matters:

(1)	That the services to be provided by ClariVest under the ClariVest Agreement are the same as the services currently provided by GSAM under the GSAM Agreement;

(2)
That Eagle will pay a higher subadvisory fee to ClariVest than Eagle currently pays to GSAM, but the advisory fee paid by the Fund will not change, and there will be no corresponding increase in the expenses paid by shareholders;

(3)	That the terms of the ClariVest Agreement are the same as the terms of the GSAM Agreement, other than with respect to the subadvisory fee;

(4)	That there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(5)	That the Fund’s expense ratios were not expected to increase as a result of the approval of the ClariVest Agreement;

(6)	The history, reputation, qualification and background of ClariVest, the qualifications of its personnel and its financial condition;

(7)	That Eagle owns a 45% interest in ClariVest and, under certain circumstances, may increase its ownership interest in future years;

(8)	That the Fund and Eagle cannot rely on the SEC Order with respect to the ClariVest Agreement because ClariVest is an affiliated person of Eagle;

(9)
That the Fund will bear the costs, fees and expenses incurred in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Proxy Statement, and other fees and expenses incurred, if any, in connection with the approval of the ClariVest Agreement; and

(10)	ClariVest’s Code of Ethics and compliance procedures.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the ClariVest Agreement, and each Trustee may have afforded different weight to the various factors.

In voting to approve the ClariVest Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund, including, but not limited to: (1) the nature, extent and quality of services to be provided to the Fund; (2) the investment performance of the Comparable Accounts; (3) the costs of the services to be provided to the Fund and the expected profits and losses to be realized by ClariVest and Eagle from ClariVest’s relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows; (5) whether the level of fee rates reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by ClariVest with other clients; and (7) any other benefits derived by ClariVest and Eagle from ClariVest’s relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board considered that ClariVest serves as a subadviser for two mutual funds, other than the Fund, and manages Comparable Accounts.  In addition, the Board noted that Eagle will be responsible for oversight of compliance with the Fund’s policies and objectives, review of brokerage matters, oversight of the Fund’s compliance with applicable law, and implementation of Board directives as they relate to the Fund.

The Board reviewed ClariVest’s investment strategy. The Board considered that ClariVest will be responsible for making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers.  In this connection, the Board considered information regarding the background and experience of ClariVest personnel who will provide services to the Fund, including that two of the three portfolio managers who will manage the Fund are owners and founders of ClariVest.  The Board also considered that each of the portfolio managers has prior experience as a portfolio manager and/or analyst at one or more investment management firms.  In addition, the Board considered ClariVest’s representation that the firm had not encountered any material compliance matters during the last year and ClariVest’s certification as to the adequacy of its compliance program.  The Board also considered financial information regarding ClariVest.

Investment Performance.  The Board evaluated ClariVest’s historical investment performance record in managing accounts under the same strategy to be employed on behalf of the Fund.  The

Board considered comparisons of the Comparable Accounts with appropriate benchmarks for the Comparable Accounts’ one-, three-, five-year and since inception time periods.  The Board considered that for the period ended December 31, 2012, the Comparable Accounts outperformed the benchmark index for the three-year and since inception periods and underperformed the benchmark index for the one- and five-year periods.  The Board also considered that, for the period ended December 31, 2012, the Comparable Accounts out-performed the Fund for the three-year and five-year periods, but underperformed the Fund for the one year period.  In addition, the Board compared the performance of the Comparable Accounts for the period ended December 31, 2012 to the performance of peer group funds for the period ended January 31, 2013, but noted that the data provided were for different reporting periods.

Fees and Expenses.  The Board considered the subadvisory fee rate payable by Eagle to ClariVest under the Agreement. With respect to ClariVest’s subadvisory rate, the Board noted that ClariVest represented that the fee rate schedule is lower than the standard fee rates charged to Comparable Accounts managed by ClariVest for the first $50 million in assets, but higher than the standard fee rate on assets exceeding $50 million.  The Board also noted ClariVest’s representation that it charges a lower fee rate to a comparable mutual fund for which ClariVest subadvises a portion of the Fund’s portfolio, but provides fewer services.

Costs, Profitability and Economies of Scale.  The Board evaluated ClariVest’s projected costs, profitability and losses in providing services to the Fund.  The Board noted that ClariVest’s projected profits and losses related to the services it will provide to the Fund are reasonable in light of ClariVest’s costs in providing services to the Fund, and that ClariVest will manage the Fund’s assets.  The Board also noted that, Eagle may benefit from ClariVest providing subadvisory services to the Fund if Eagle’s ownership of ClariVest increases in the future.

Benefits.  In evaluating compensation, the Board considered other benefits that may be realized by ClariVest, Eagle and their respective affiliates from ClariVest’s relationship with the Fund.  The Board noted that ClariVest may engage in soft dollar transactions in connection with transactions on behalf of the Fund. In this regard, the Board considered ClariVest’s process for selecting broker-dealers and for engaging in soft dollar transactions.  The Board also considered that ClariVest’s fixed costs in providing advisory services would be spread across a larger client base.

Conclusions.  Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of ClariVest’s services, as applicable to the Fund; (2) the performance of the Comparable Accounts was satisfactory in light of all the factors considered by the Board; (3) the fees to be payable under the Agreement and profits and losses projected by ClariVest were reasonable in the context of all the factors considered by the Board; and (4) there would be no change to the Fund’s advisory fee rate structure.  Based on these conclusions and other factors, the Board determined in its business judgment to approve the Agreement between ClariVest and Eagle with respect to the Fund.

Required Vote and Board’s Recommendation

Approval of the Proposal requires an affirmative 1940 Act Majority of all shares of the Fund.
____________________________

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL
____________________________

INFORMATION ABOUT THE TRUST’S INDEPENDENT ACCOUNTANTS

The Fund’s financial statements for the fiscal year ended October 31, 2012, were audited by PricewaterhouseCoopers (“PwC”) of Tampa, Florida, which serves as the Fund’s independent public accountants.  PwC has informed the Fund that it has no material direct or indirect financial interest in the Fund and that investments in the Fund by its personnel and their family members are prohibited where appropriate to maintain the auditors’ independence.  In the opinion of the Board, the services provided by PwC are compatible with maintaining the independence of the auditors.  The Board appointed PwC as the independent accountants for the Fund for the fiscal year ending October 31, 2013.  Representatives of PwC are not expected to be present at the Meeting

Audit Fees

The aggregate fees billed by the Fund’s independent public accountants, PwC, for professional services rendered in connection with the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 for the fiscal period ended October 31, 2011, and $32,000 for the fiscal period ended October 31, 2012.

Audit-Related Fees

There were no aggregate fees PwC billed to the Fund for assurance and other services which are reasonably related to the performance of the Fund’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2011, and October 31, 2012. The aggregate fees PwC billed to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Fund were $0.00 for the fiscal period ended October 31, 2011, and $0.00 for the fiscal period ended October 31, 2012.

Tax Fees

The aggregate tax fees PwC billed to the Fund for tax compliance, tax advice, and tax planning services were $5,000 for the fiscal period ended October 31, 2011, and $5,000 for the fiscal period ended October 31, 2012. There were no aggregate tax fees PwC billed to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser for services directly related to the operations and financial reporting of the Fund for the fiscal periods ended October 31, 2011, and October 31, 2012.

All Other Fees

For the fiscal periods ended October 31, 2011, and October 31, 2012 the Fund paid PwC no other fees. There were no aggregate fees PwC billed to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser for any other services directly related to the operations and financial reporting of the Fund for the fiscal periods ended October 31, 2011, and October 31, 2012.

Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Fund) is responsible for pre-approval of all auditing services performed for the Fund. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Fund or for any service affiliate of the Fund. The Fund’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Fund’s Audit Committee pre-approved all fees described above which PwC billed to the Fund.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

SOLICITATION OF PROXIES

The solicitation of proxies will be made primarily by mail but may also be made by telephone by Eagle and Broadridge Investor Communication Solutions, Inc./Broadridge Financial Solutions, Inc. (“Broadridge”), professional proxy solicitors, who will be paid fees and expenses of approximately $75,000 for soliciting services.  All expenses in connection with preparing this Proxy Statement and its enclosures and solicitation expenses that relate to the Proposal will be borne by the Fund.  Eagle has contractually agreed to continue to limit the Fund’s current expense cap arrangement through the Fund’s 2013 fiscal year.  In the event proxy expenses exceed the caps, then Eagle will bear these costs.

If votes are recorded by telephone, Eagle and/or Broadridge will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholder instructions have been properly recorded.  Shareholders also may vote through a secure Internet site or by mail.  Proxies by Internet or telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

INFORMATION ABOUT EAGLE AND CLARIVEST

ClariVest, 11452 El Camino Real, Suite 250, San Diego, California 92130, would serve as the subadviser to the Fund pursuant to the ClariVest Agreement, which was approved by the Board on February 13, 2013.  Eagle currently owns a 45% interest in ClariVest.  The principals of ClariVest own the remaining 55% of the company.  Under certain conditions, Eagle may increase its ownership interest in ClariVest in future years.  As of December 31, 2013, ClariVest had approximately $3.1 billion of assets under management.  Exhibit F provides additional information about ClariVest, including its principals and officers and similar investment companies managed by ClariVest.

Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the Fund’s adviser and administrator.  Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2012, Eagle had approximately $25 billion of assets under management.  Eagle Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the Fund’s distributor.

PAYMENTS OF COMMISSIONS TO AFFILIATED BROKERS

During the fiscal year ended October 31, 2012, the Fund made no payments of commissions to brokers affiliated with the Fund to execute portfolio transactions.

SHAREHOLDER PROPOSALS

As a general matter, the Fund does not hold regular annual or other meetings of shareholders.  Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Fund’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.

By order of the Board of Trustees,

Daniel R. Dzibinski
Secretary
  Eagle Capital Appreciation Fund

Dated:  April 10, 2013
St. Petersburg, Florida

Exhibit A

Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company.  Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the Fund as of March 20, 2013.

Fund	Class	Name of 5% Shareholder	Percent Ownership
Capital Appreciation	A	Raymond James Omnibus Account St. Petersburg, FL	33.10%
	A	Charles Schwab & Co. San Francisco, CA	5.92%
Capital Appreciation	C	Raymond James Omnibus Account St. Petersburg, FL	56.44%
	I	First Clearing LLC Special Custody Account Saint Louis, MO	22.33%
	I	RBC Capital Markets Minneapolis, MN	20.79%
	I	LPL Financial San Diego, CA	14.38%
	I	Charles Schwab & Co. San Francisco, CA	11.43%
Capital Appreciation	R-3	Frontier Trust Co. FBO The Reis Group 401k Savings Plan Fargo, ND	48.05%
	R-3	MG Trust Co. FBO Apex Petroleum Engineering 401k Denver, CO	26.09%
	R-3	MG Trust Co. FBO Stellar Technology Inc. Denver, CO	13.69%
Capital Appreciation	R-5	DCGT FBO Principal Financial Group Des Moines, IA	47.43%
	R-5	Wells Fargo Bank Trust FBO Averitt Express Inc. Profit Sharing Charlotte, NC	26.04%
	R-5	Wells Fargo Bank Trust FBO Retirement Plan Services Charlotte, NC	13.16%
	R-5	US Bank FBO SD Electrical Annuity Plan Milwaukee, WI	7.29%

Exhibit B

Officers of the Fund

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Richard J. Rossi (1956) President since March 2010	President and Co-Chief Operating Officer of Eagle since 2009 and 2007, respectively; Executive Vice President Eagle 2000-2009; President and Director of Eagle Fund Distributors, Inc. since 2005
Susan L. Walzer (1967) Principal Executive Officer since May 2011	Vice President of Fund Administration since May 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services, Inc. (“EFS”) (b) 2007-2011; Director of Compliance for Eagle 2005-2007
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since May 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively
Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since May 2011	Manager of Fund Compliance for Eagle since May 2011; Director of Compliance for Eagle 2007-2011
(a)	Officers each serve one year terms.
(b)	Prior to September 13, 2010, EFS served as the funds’ transfer agent.

Exhibit C

Audit Committee Charter

A.           Purpose

The Boards of Trustees of the investment companies that make up the Eagle Mutual Funds (each a “Trust” and, collectively, the “Trusts”) have created an Audit Committee (“Committee”).  The purpose of the Audit Committee is to serve as a liaison between the independent auditors and each Trust’s full Board of Trustees (“Board”) and to oversee and monitor the following activities on behalf of each Trust:

1.	The accounting and financial reporting policies and practices of each Trust.

2.	The internal audit activities to the extent that they affect financial reporting.

3.	The internal controls and procedures of service providers to each Trust to the extent that the Committee deems appropriate.

4.	The integrity, quality and objectivity of the financial statements of each Trust and the independent audit of those statements.

5.	The independent auditors of each Trust, including their qualifications, independence and performance.

6.	The process for reviewing the integrity and soundness of each Trust’s internal controls relating to financial reporting.

7.
Compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls relating to financial reporting and independent audits of the Trusts’ financial statements.

8.	Such other matters as the Board reasonably shall assign to the Committee from time to time.

Although the Committee has the duties and powers set forth in this Charter, the Committee has no duty to plan or conduct audits of the Trusts or to determine that each Trust’s financial statements are complete, accurate or in accordance with Generally Accepted Accounting Principles (“GAAP”).  In carrying out the Committee’s duties, a member of the Committee shall be entitled to rely, in good faith, on information, opinions, reports or statements made or prepared by others, including financial statements and other financial data, if prepared and presented by: (1) one or more officers of a Trust whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) another Board committee of which the Committee member is not a member.

The Committee’s primary function is oversight.  Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for planning and carrying out a proper audit.  The independent auditors shall report directly to the Committee and ultimately are accountable to the Board and the Committee.

B.            Committee Membership

1.           Number.  The Committee shall be comprised of at least three Board members.

2.
Independence.  No member of the Committee shall be an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), and the rules thereunder) of any Trust.

3.
Audit Committee Financial Expert.  The Board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” (“ACFE”) as defined by applicable Securities and Exchange Commission (“SEC”) rules.  The designation of a Committee member as an ACFE shall be based on a finding by the Board that the Committee member has the attributes of an ACFE set forth in Form N-CSR, Item 3 (or any applicable amendment thereof), and has acquired those attributes through the education or experience prescribed therein.  The designation of a Committee member as an ACFE does not impose on such person any duties or liabilities that are greater than the duties and liabilities imposed on such person as a member of the Committee and the Board.  The designation of an ACFE also does not affect the duties or liabilities of any other member of the Committee or the Board.  The Committee is not required to have an ACFE.

4.	Compensation. The Board shall determine the compensation of Committee members, including the Committee Chairperson.

5.
Selection and Removal.  The Board shall appoint members of the Committee and a Chairperson of the Committee for one-year terms.  There is no limit on the number of consecutive terms that a Committee member or a Chairperson can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairperson for any reason at any time.

C.	Meetings and Procedures

1.
Meetings.  The Committee shall meet as often as it determines is appropriate to carry out its duties under this Charter, but not less frequently than twice annually.  Meetings may be called by the Chairperson of the Committee or by a majority of the Committee members.  Meetings shall be chaired by the Chairperson or, in his or her absence, by a member chosen by the Committee.  Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other.  A majority of the members of the Committee shall constitute a quorum for the transaction of business.  When more than two members are present, the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to each full Board for its review.

3.	Executive Sessions. The Committee shall meet periodically in separate executive sessions with management, the internal auditors, the independent auditors and/or legal counsel.

4.
Invitations to Meetings.  The Committee may request any officer or employee of any Trust, the Trust’s independent legal counsel, any service provider, or the Trust’s independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

5.
Subcommittees.  The Committee may delegate its authority to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate.  Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.

6.
Independent Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of each full Board, to retain special legal, accounting or other advisers.  Each Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

7.	Self-Evaluation. The Committee periodically shall review the effectiveness of the Committee and its members.

D.	Oversight of Independent Auditors and Internal Audit Function

1.
Selection and Termination.  The Committee shall be directly responsible for the selection, appointment, retention and termination of each Trust’s independent auditors to provide audit review and attest services for the Trust and for recommending to the members of the Board who are not “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) the selection, appointment, retention or termination of the Trust’s independent auditors.

2.
Independence.  The Committee shall review and evaluate the independent auditors’ independence.  In connection with this review and evaluation, the Committee at least annually shall obtain and review a report by the independent auditors describing all relationships between the independent auditors and each Trust, management, any affiliate of the Trust, or any affiliated service provider to the Trust, including the disclosures required by Independence Standards Board Standard No. 1.  The Committee shall discuss with the independent auditors any disclosed relationships or services that might affect the objectivity and independence of the auditors.  The Committee also shall consider whether the provision of non-audit services to Eagle Asset Management, Inc. (“Eagle”) and any entity controlling, controlled by or under common control with Eagle that provides ongoing services to a Trust (Eagle and each such entity, an “Adviser Affiliate”) that were not pre-approved pursuant to paragraph 4 below is compatible with maintaining the independent auditors’ independence.

3.
Qualifications.  The Committee shall review and evaluate the independent auditors’ qualifications, including information bearing on the adequacy of the independent auditors’ quality controls.  In connection with this review, the Committee shall consider the independent auditors’ effectiveness and performance.

4.
Pre-approval of Audit and Non-audit Services.  Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for each Trust and any non-audit services for an Adviser and an Adviser Affiliate where the engagement relates directly to the operations and financial reporting of the Trust.  Any non-audit services that qualify under the de minimus exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder and are not expected to exceed $5,000 do not require the pre-approval of the Audit Committee, but will be presented for approval by the Audit Committee at the next regular Audit Committee meeting.  Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

5.
Prohibited Services.  The independent auditors shall not perform the following services to a Trust contemporaneously with conducting the audit of the Trust:  (a) bookkeeping or other services related to the accounting records or financial statements of a Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

6.
Compensation.  The Committee shall be directly responsible for determining and approving the compensation paid to the independent auditors for audit or non-audit services.  The independent auditors shall receive no fees unless such fees or other compensation have been approved by the Committee.

7.
Oversight.  The independent auditors shall report directly to the Committee, and the Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between a Trust’s management and the independent auditors regarding financial reporting.  In connection with its oversight role, the Committee shall review and discuss with the independent auditors the planning, scope and staffing of each Trust’s audit and the performance of other audit, review or attest services for the Trust.

8.
Internal Audit Function.  The Committee may retain internal auditors for each Trust to provide internal audit services relating to the purposes of the Committee as set forth in Section A of this Charter.  In addition, internal auditors may provide other internal audit services to each Trust.  Under such circumstances, the Compliance Committee of the Board has primary oversight responsibility of the internal auditors.  The Committee may determine and approve the compensation of the internal auditors as appropriate for their services.  To the extent that the auditors’ findings relate to financial reporting, the internal auditors will report those findings directly to the Committee and the Committee will oversee the work of the internal auditors.  In connection with its oversight responsibility relating to financial reporting, the Committee will periodically review and discuss with the internal auditors the planning, scope and staffing related to the internal audit services.

E.            Communications with Management, Independent Auditors and Legal Counsel

The Committee shall:

1.	Financial Statements. Review information and reports provided by management and the independent auditors with respect to, and discuss with management and the independent auditors:

a.
any significant issues regarding accounting principles and financial statement presentations, including any significant changes in each Trust’s selection or application of accounting principles and adjustments to the financial statements recommended by the independent auditors;

b.	any major issues as to the adequacy of each Trust’s internal controls and any steps adopted in light of material control deficiencies;

c.
any analyses or other communications (whether written or oral) presented by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including (1) the development, selection and disclosure of critical accounting policies and (2) an analysis of the effect of alternative assumptions, estimates or GAAP on each Trust’s financial statements;

d.	the effect of regulatory and accounting initiatives on each Trust’s financial statements;

e.	related-party transactions; and

f.	any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding each Trust’s financial statements or accounting policies.

2.	Valuation. Review the bases of accounting and valuation for marketable securities and, when applicable, the method of determining fair value for securities for which a market price is not available.

3.
Conduct of the Audit.  Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

4.
Legal Matters.  Discuss with each Trust’s legal counsel legal matters that counsel believes could have a material effect on the financial statements, the Trust’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

5.
Trust’s Internal Controls and Disclosure Controls and Procedures.  Discuss with the independent auditors and management, as appropriate, their views as to each Trust’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective action taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

6.	Auditor Opinion. Review the form of opinion the independent auditors render to be included with a Trust’s financial statements.

F.            Complaints and Investigations

1.
Whistleblower Policy.  The Committee will establish procedures for (a) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of any Adviser Affiliate of concerns regarding questionable accounting or auditing matters.

2.
Investigations.  The Committee shall have the authority to investigate any improprieties, suspected improprieties or complaints regarding any Trust’s financial operations, and to direct and supervise an investigation into any matter brought to its attention within the scope of its duties, including the authorization to retain, at the Trust’s expense, outside counsel and/or other experts in connection with any such investigation.

G.           Reporting to the Boards

1.
Reports to the Boards.  The Committee shall make regular reports to each Board.  Such reports shall include a review of any issues that arise with respect to the quality or integrity of a Trust’s financial statements, its compliance with legal and regulatory requirements, the qualifications, independence and performance of its independent auditors, the performance of internal audit functions, and any other matters that the Committee deems appropriate or are requested to be reported by the Board.

2.	Charter. The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

Dated:  February 5, 2004 as revised on February 11, 2008, February 2, 2009,  May 12, 2009 and last revised November 16, 2010.

Exhibit D

Nominating Committee Charter

A.           Purpose

The Boards of Trustees of the investment companies that make up the Eagle Mutual Funds (each a “Trust” and, collectively, the “Trusts”) have created a Nominating Committee (“Committee”).  The purpose of the Committee is twofold:

1.
Identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Trusts (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940 (“1940 Act”); and

2.	Evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Trusts (“Interested Persons”) as that term is defined by the 1940 Act.

B.           Committee Membership

1.	Composition. The Committee shall be composed solely of Independent Trustees.

2.	Compensation. The Board shall determine the compensation of Committee members, including the Committee Chairperson.

3.
Selection and Removal.  The Board shall appoint members of the Committee and a Chairperson of the Committee for one-year terms.  There is no limit on the number of consecutive terms that a Committee member or a Chairperson can serve.  By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairperson for any reason at any time.

C.           Meetings and Procedures

1.
Meetings.  The Committee shall meet on an as-needed basis to carry out its duties under this Charter.  Meetings may be called by the Chairperson of the Committee or by a majority of the Committee members.  Meetings shall be chaired by the Chairperson or, in his or her absence, by a member chosen by the Committee.  Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other.  A majority of the members of the Committee shall constitute a quorum for the transaction of business.  The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to each full Board for its review.

3.	Annual Review. The Committee shall review this Charter at least annually and recommend any necessary changes to the Board.

4.
Invitations to Meetings.  The Committee may request that a non-member with information on a potential Board candidate attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

5.
Independent Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of each full Board, to retain special legal, accounting or other advisers.  Each Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

6.	Self-Evaluation. The Committee shall periodically review the effectiveness of the Committee and its members.

D.           Responsibility of the Committee

1.
Candidate Identification and Recommendation.  The Committee shall identify and recommend to the Board the selection and nomination of candidates for Independent Trustee.  The Committee shall consider recommendations for potential candidates from any source it deems appropriate – Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

2.
Candidate Evaluations.  The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers.  The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.  In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

a.           Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Trust’s shareholders and to promote the effective operation of the Board.  In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

b.           Submissions by Shareholders of Potential Nominees

The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Trust management for this purpose.  In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in subsection 2.a above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1)           demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2)           be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Trusts;

(3)           submit character references and agree to appropriate background checks;

(4)           demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5)           be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6)           if nominated and elected, be able to prepare for and attend in person Board and Committee meetings at various locations in the United States.

3.
Evaluation of Candidates for Nomination as Interested Trustees.  The Committee shall evaluate those Interested Persons who are proposed by management of the Trusts to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees.  The Committee shall review such information as it deems appropriate in order to make this evaluation.  At its option, the Committee also can seek to interview any such potential nominee.

Dated:  August 31, 2004, as revised on November 1, 2008, November 1, 2010 and November 15, 2011.

Exhibit E

Form of Subadvisory Agreement

EAGLE CAPITAL APPRECIATION FUND
SUBADVISORY AGREEMENT

This Subadvisory Agreement is made as of [  ], 2013, between Eagle Asset Management, Inc., a Florida corporation (the “Manager”), and ClariVest Asset Management LLC, a Delaware limited liability company (the “Subadviser”).

WHEREAS, the Manager has by separate contract agreed to serve as the investment adviser and administrator to the Eagle Capital Appreciation Fund (“Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company consisting of one or more investment series of shares, each having its own assets and investment policies;

WHEREAS, the Manager’s contract with the Trust allows it to delegate certain investment advisory services for the Trust to other parties; and

WHEREAS, the Manager desires to retain the Subadviser to perform certain investment advisory services for the Trust with respect to its existing portfolio, such other portfolios as the Trust and the Manager shall agree upon, and such other registered investment portfolios with respect to which the Manager serves as investment adviser, which are so specified from time to time in one or more Schedules attached hereto (collectively, the “Portfolios”), and the Subadviser is willing to perform such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Services to be Rendered by the Subadviser to the Trust

(a) Investment Program.  Subject to the control and supervision of the Board of Trustees of the Trust and the Manager, the Subadviser shall, at its expense, continuously furnish to the Portfolios an investment program for such portion, if any, of Portfolio assets which is allocated to it by the Manager from time to time.  With respect to such assets, the Subadviser will make investment decisions and will place all orders for the purchase and sale of portfolio securities.  In the performance of its duties, the Subadviser will act in the best interests of the Portfolios and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of the Portfolios, and (iv) such other guidelines as the Trustees or Manager may establish.  The Manager shall be responsible for providing the Subadviser with current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 1.

(b) Availability of Personnel.  The Subadviser, at its expense, will make available to the Trustees and the Manager at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Portfolios and to consult with the Trustees and the Manager regarding the investment affairs of the Portfolios, including economic, statistical and investment matters relevant to the Subadviser’s duties hereunder, and will provide periodic reports to the Manager relating to the portfolio strategies it employs.

(c) Salaries and Facilities.  The Subadviser, at its expense, will pay for all salaries of personnel and facilities required for it to execute its duties under this Agreement.

(d) Compliance Reports.  The Subadviser, at its expense, will provide the Manager with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

(e) Valuation.  The Subadviser, at its expense, will provide the Trust’s custodian with market price information relating to the assets of the Portfolios for which the Subadviser has responsibility at such times as the parties hereto may agree upon from time to time.

(f) Executing Portfolio Transactions.  The Subadviser will place orders pursuant to its investment determinations for each Portfolio either directly with the issuer or through other brokers.  In the selection of brokers and the placement of orders for the purchase and sale of portfolio investments for the Portfolios, the Subadviser shall use its best efforts to obtain for the Portfolios the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain the most favorable price and execution available, the Subadviser, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions.  Subject to such policies as the Board of Trustees may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Portfolio to pay a broker that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Trust and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.  In no instance will portfolio securities of any Portfolio be purchased from or sold to the Subadviser or any affiliated person of the Subadviser.  The Trust agrees that any entity or person associated with the Manager or the Subadviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust has consented to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

(g) Expenses.  The Subadviser shall not be obligated to pay any expenses of or for the Trust not expressly assumed by the Subadviser pursuant to this Agreement.

2. Books and Records.  Pursuant to Rule 31a-3 under the 1940 Act, the Subadviser agrees that: (a) all records it maintains for the Trust are the property of the Trust; (b) it will surrender promptly to the Trust or the Manager any such records upon the Trust’s or Manager’s request; (c) it will maintain for the Trust the records that the Trust is required to maintain pursuant to Rule 31a-1 insofar as such records relate to the investment affairs of the Portfolios for which the Subadviser has responsibility under this Agreement; and (d) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

3. Other Agreements.  The Subadviser and persons controlled by or under common control with the Subadviser have and may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses.  Nothing in this Agreement is intended to preclude such other business relationships.

4. Compensation.  The Manager will pay to the Subadviser as compensation for the Subadviser’s services rendered pursuant to this Agreement a subadvisory fee as set forth in Schedule A, which schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Portfolio from this Agreement, subject to appropriate approvals required by the 1940 Act.  Such fees shall be paid by the Manager (and not by the Trust) without regard to any reduction in the fees paid to the Manager as a result of any statutory or regulatory limitation on investment company expenses.  Such fees shall be payable for each month within 15 business days after the end of such month.  If the Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated.

5. Assignment and Amendment of Agreement.  This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment.  No material amendment of this Agreement shall be effective until approved by the majority of the members of the Board who are not interested persons of the Trust (“Independent Trustees”), the Manager or the Subadviser and the shareholders of the affected Portfolio(s) to the extent required by the 1940 Act.  The Subadviser agrees to notify the Manager of any change in control of the Subadviser within a reasonable time after such change.

6. Duration and Termination of the Agreement.  This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any Portfolio now existing or hereafter created unless it has first been approved (a) by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) if required under the 1940 Act, by an affirmative vote of a majority of the outstanding voting shares of that Portfolio.  This Agreement shall remain in full force and effect continuously thereafter without the payment of any penalty as follows:

(a) By vote of a majority of the (i) Independent Trustees, or (ii) outstanding voting shares of the applicable Portfolios, the Trust may at any time terminate this Agreement with respect to any or all Portfolios by providing not more than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser.

(b) This Agreement will terminate automatically with respect to a Portfolio unless, within two years after its initial effectiveness with respect to such Portfolio and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board of Trustees or the shareholders of such Portfolio by the affirmative vote of a majority of the outstanding shares of such Portfolio, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.  If the continuance of this Agreement is submitted to the shareholders of any Portfolio for their approval and such shareholders fail to approve such continuance as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(c) The Manager may at any time terminate this Agreement with respect to any or all Portfolios by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement with respect to any or all Portfolios by not less than 90 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

(d) This Agreement automatically and immediately will terminate in the event of its assignment.

Upon termination of this Agreement with respect to any Portfolio, the duties of the Manager delegated to the Subadviser under this Agreement with respect to such Portfolio automatically shall revert to the Manager.

7. Notification of the Manager.  The Subadviser promptly shall notify the Manager in writing of the occurrence of any of the following events:

(a) the Subadviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust or any Portfolio; or

(c) any other occurrence that might affect the ability of the Subadviser to provide the services provided for under this Agreement.

8. Definitions.  For the purposes of this Agreement, the terms “vote of a majority of the outstanding shares,” “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and references to annual approvals by the Board of Trustees shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

9. Liability of the Subadviser.  In the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder.  However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

10. Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.  To the extent that the applicable laws of the State of Florida conflict with the applicable provisions of the 1940 Act, the latter shall control.

11. Massachusetts Business Trust.  The Subadviser hereby acknowledges that, although this Agreement is executed by an officer and/or trustee of the Trust, the obligations of this Agreement are not binding upon any of them individually or upon the Trust’s shareholders individually; rather, these obligations are binding only upon the assets and property of the Trust.

12. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, Eagle Asset Management, Inc. and ClariVest Asset Management LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

Attest:	EAGLE ASSET MANAGEMENT, INC.
By:_____________________________ Attest:	By:______________________________________ CLARIVEST ASSET MANAGEMENT LLC
By:_____________________________	By:______________________________________

SCHEDULE A
TO THE
EAGLE CAPITAL APPRECIATION FUND
SUBADVISORY AGREEMENT
BETWEEN
EAGLE ASSET MANAGEMENT, INC.
AND
CLARIVEST ASSET MANAGEMENT LLC

As compensation pursuant to section 4 of the Subadvisory Agreement between Eagle Asset Management, Inc. (the “Manager”) and ClariVest Asset Management LLC (the “Subadviser”), the Manager shall pay the Subadviser a subadvisory fee, computed and paid monthly, at the following percentage rates of each Portfolio’s average daily net assets under management by the Subadviser:

(1) For the Eagle Capital Appreciation Fund 0.55%

Dated: [  ], 2013

Exhibit F

Additional Information About ClariVest

Set forth below are the principals and officers of ClariVest, each of whom may be contacted at ClariVest’s principal business address:

Principals and Officers

Stacey R. Nutt	President, Chief Investment Officer
C. Frank Feng	Principal, Portfolio Manager
David J. Pavan	Principal, Portfolio Manager
David R. Vaughn	Principal, Portfolio Manager
Todd N. Wolter	Principal, Portfolio Manager
Aerus Tran	Principal, Chief Technology Officer
Tiffany A. Ayres	General Counsel, Chief Compliance Officer
Jeff A. Jacobson	Chief Operating Officer

Similar Funds Managed by ClariVest

Name of Fund	Size of Fund	Rate of Compensation
Strategic Adviser Growth Fund	$1.4 billion	37 bps on the first $100 million in assets 31 bps on the next $100 million in assets 25 bps on the next $100 million in assets 17 bps on any amount in excess of $300 million
Strategic Advisers Growth Multi-Manager Fund	$12 million	37 bps on the first $100 million in assets 31 bps on the next $100 million in assets 25 bps on the next $100 million in assets 17 bps on any amount in excess of $300 million